Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-I

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 08/15/2002


Blended Coupon 6.4825%


Excess Protection Level
3 Month Average   7.12%
June, 2001   6.63%
May, 2001   7.41%
April, 2001   7.34%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.68%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,631,211,247.25